AEGION®

Third Quarter 2013 Earnings

October 30, 2013

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on February 27, 2013 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

AEGION

Third Quarter and Year-to-Date Financial Summary

Selected Financial Results – Non-GAAP from Continuing Operations

(See non-GAAP reconciliation in the Appendix)

(in USD thousands, except margins and per share information)	3Q 2013	3Q 2012	YTD 2013	YTD 2012
Revenues	$ 307,665	$ 262,867	$ 775,741	$ 745,236
Gross Profit	69,411	62,931	176,116	177,722
Gross Margins	*22.6%*	*23.9%*	*22.7%*	*23.8%*
Operating Income	24,299	27,472	48,848	59,300
Operating Margin	*7.9%*	*10.5%*	*6.3%*	*8.0%*
Segment Operating Income:				
Energy & Mining	15,141	21,426	28,656	42,902
North American Water & Wastewater	10,328	6,289	23,010	16,361
International Water & Wastewater	(257)	(2,750)	(1,338)	(7,097)
Commercial & Structural	(913)	2,507	(1,480)	7,134
Equity Earnings	1,691	2,001	3,903	4,389
Net Income from Continuing Operations (attributable to common shareholders)	$ 17,043	$ 20,353	$ 33,960	$ 40,993
Diluted Earnings per Share	$ 0.44	$ 0.51	$ 0.87	$ 1.04

Current and prior period results exclude discontinued operations

AEGION

Third Quarter Strength From Water & Wastewater, Portions of Energy & Mining and Contributions from Brinderson

Third Quarter 2013 Year-Over-Year Highlights

STRENGTHS

North America Water & Wastewater
OPERATING INCOME INCREASED 64.2 PERCENT

- Topline growth across all geographies due to strong backlog.
- Solid execution through improved project management capabilities.
- 105% increase in large diameter CIPP mix.

International Water & Wastewater
REDUCED OPERATING LOSS BY $2.5 MILLION

- Reduced losses associated with legacy projects in Singapore by $1.6 million.
- Increase in project activity in Australia and Malaysia.

Energy & Mining

- CRTS gross profit increased 40.2 percent as some progress was made on the Wasit project.
- Strong UPS performance in the Middle East and North America.
- Corrpro's solid performance in North America compared to a record third quarter in 2012.
- Brinderson contributed $8.5 million in gross profit.
  - Off to a good start in seasonal low quarter.
  - More than 50% of revenues came from higher margin upstream market.

CHALLENGES

Commercial & Structural
OPERATING LOSS OF $0.9 MILLION

- Fyfe North America struggled to build momentum:
  - Lower workable backlog in the quarter.
  - Project performance issues from poor cost estimation on several projects.
  - Customers taking more time to finalize awards and work releases.
  - Operational delays in executing projects.
  - Difficult year-over-year comparison to strong mix of high margin pipeline projects in 2012.
- Fyfe Asia experienced slow progress on large projects in Hong Kong and Singapore.

Bayou Coatings
GROSS PROFIT DECLINED BY $2.9 MILLION

- A lull in pipe coating projects for the Gulf of Mexico in 2013, which adversely impacted profitability at the New Iberia, Louisiana facility.

CRTS/Wasit

- General contractor delayed the installation of the offshore 36-inch trunk lines by nearly three months, lowering expected profit contribution from our robotic pipe weld coating work.
- Offshore production to install these pipelines is anticipated to resume in the coming weeks.

AEGION®

Backlog Supports Near-Term Growth for North American Water & Wastewater and Key Segments of Energy & Mining

Change in Consolidated Backlog [1]

September 30, 2013 vs. September 30, 2012



Total Backlog as of 9/30/13 was $714.6 million
Reported Backlog ($M)
$250
$200
$150
$100
$50
$-
$(50)
+$2
+$74
+$135
-$13
Commercial & Structutal
International Water & Wastewater
North American Water & Wastewater
Energy & Mining

[1] Brinderson backlog, included in Energy & Mining, represents estimated 12-month unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts.

Energy & Mining

- Brinderson's backlog was $209.2 million, a 4.1 percent increase since the initial backlog reported as of July 1, 2013.
- Excluding the $65 million Morocco project started in 2012, UPS backlog increased $6 million on strong market conditions in North America and the Middle East.
- Backlog for Corrpro was $76.8 million, more than adequate for the fourth quarter before the seasonal slowdown.
- Bayou backlog was down $39 million from a year ago because of market softness in 2013 for oil and gas pipe coating projects in the Gulf of Mexico.

North American Water & Wastewater

- Backlog reached a record $241.7 million because of multiple large project awards during the quarter in US.

International Water & Wastewater

- Backlog declined modestly due to increased third quarter production in Spain, the Netherlands and Malaysia.

Commercial & Structural

- Backlog slowly improved in the third quarter of 2013 from suppressed levels earlier in the year. Near-term bid table is nearly $100 million supporting expectations for an increase in backlog going forward.

AEGION

Fourth Quarter Outlook Remains Favorable with Strong Backlog and Market Conditions for Expected Primary Business Contributors

Aegion Non-GAAP Diluted Earnings per Share

(from Continuing Operations)



$1.43
Brinderson Contribution
2012
2013 Forecast

2013 Non-GAAP Diluted Earnings per Share Guidance
$1.45 to $1.50 range
PLUS $0.08 to $0.10 per share contribution from Brinderson

- *Restated for discontinued operations*
- *2012 non-GAAP includes $3.1 million pre-tax, or $0.07 per diluted shares, for acquisition-related expenses*
- *See page A-4 for 2013 non-GAAP reconciliation*

Fourth Quarter Performance Drivers

- North American Water & Wastewater enters the fourth quarter with record backlog of $241.7 million and improved mix of medium- and large-diameter project activity.
- Market activity in North America remains favorable for Corrpro.
- CRTS/Wasit project expected to contribute from resumption of offshore pipe weld coating activities.
- United Pipeline Systems has strong market outlook in the United States, Canada and the Middle East.
- Commercial & Structural has backlog and near-term bid table for a return to profitability.
- International Water & Wastewater segment expected to generate a profit as Europe enters peak season and Asia-Pacific executes large projects in Australia and Malaysia.
- Brinderson has increased weekly billable hours with its key maintenance customers - a leading indicator for stronger performance in the fourth quarter and supports the outlook for $0.08 to $0.10 earnings per share contribution.

SUCCESSFUL EXECUTION IN THE FOURTH QUARTER PROVIDES THE OPPORTUNITY FOR FULL YEAR 2013 NON-GAAP DILUTED EARNINGS PER SHARE TO BE AT OR ABOVE $1.50, THE LOW END OF THE PREVIOUS GUIDANCE RANGE

AEGION

Strong End Markets Define Energy & Mining Near-Term Outlook



North America and Mexico

- Growing pipeline infrastructure investments bode well for Corrpro's corrosion pipeline integrity services. United States pipeline safety regulations expected to expand in the coming years.
- United Pipeline Systems outlook in the United States and Canada remains strong for maintenance of oil, gas and mining pipelines.
- The Gulf of Mexico market for pipe coating appears poised for a return as Bayou's bid table is currently over $50 million, including potential projects for the new insulation facility in New Iberia, Louisiana.
- Bayou's Canadian market outlook remains favorable from continued development of the oil sands.
- There are significant opportunities in Mexico for our pipe lining protection and corrosion prevention services.
- Brinderson actively bidding on sizeable downstream maintenance contracts in California. Efforts underway to build an expanded presence in the Permian Basin.



South America

- United Pipeline Systems' longer-term opportunities remain favorable in Chile with new market potential in Brazil, Peru and other countries. Recent curtailment in mining pipeline maintenance spend appears to be temporary.
- CRTS has several introductory projects in the region, including offshore work in Brazil. Successful completion of the Wasit project will help promote the benefits of CRTS' proprietary robotics technology.



Middle East and North Africa

- United Pipeline Systems' outlook in the Middle East remains strong as project activity continues to grow.
- Corrpro is actively building a presence in the region.
- The CRTS/Wasit project can be the catalyst for expanding the market opportunities for the robotics technology into other markets.

Stable Market Conditions for Water & Wastewater Platform Allow for Consistency and Cash Generation



North America

- Insituform's scale and leadership position enable it to participate in areas where municipalities are increasing spend because of compliance with EPA consent decrees. Overall market conditions are stable with areas of growth.
- $55 million in current projects for Baltimore and St. Louis to be executed through 2014.
- Bid opportunities remain robust throughout the United States.



Europe

- Market conditions are stable despite continued economic weakness.
- Remain focused on optimizing route to market with greater focus of product sales.
- Sale of 50% stake in German joint venture indicative of this strategy.
- Netherlands remains Insituform's largest contracting market followed by the United Kingdom. Contracting activity in Spain, France and Switzerland are more volatile because of municipal spending patterns and competition.



Asia-Pacific

- Australia continues to be an attractive contracting market.
- Successful project execution in Malaysia validating focus on project-by-project execution rather than long-term country specific investment.
- While market potential in India is immense, project release timing as well as contract terms remain a challenge.
- Focus in other markets is to expand product sales and technical services.

Commercial & Structural Investing to Expand its Market Leadership Position

Strategic Focus

① • Complete sales organization enhancements to properly resource for growth in the pipeline, building and transportation end markets.

② • Invest to create a premiere project management organization:
  - Apply best practices from other Aegion businesses.
  - Increase the number of crews trained to support multiple end markets.

Fyfe North America Near-Term Bid Table



Near-term Bid Table ($M)
120
100
80
60
40
20
0
$40
$100
Second Quarter 2013
Third Quarter 2013

Focus on pipelines and buildings end markets

Fibrwrap® Leadership

① • Fibrwrap® suite of products and services garners strong respect in the marketplace

② • Vertical integration strategy from manufacturing, engineering and installation remains the primary competitive advantage – difficult to replicate.
  - Fibrwrap® products have critical structural equivalency certifications and patent protections

NSF Certified to NSF/ANSI 61 | ICC ES ESR-2103 | UL

  - Talented Commercial & Structural engineers are experts in the Fiber-reinforced polymer field
  - Robust R&D drives innovation for future growth

- Fourth quarter 2013 and 2014 will be periods for recovery as enhancements to the sales organization and project management are expected to be fully implemented.
- Expect topline growth in 2014 and a longer-term target of 20 to 25 percent annual revenue growth at gross margins of 35 to 40 percent.

AEGION

Aegion Expects To Generate Sizeable Cash Flow from Operations in 2013

Aegion's Cash Flow From Operations



in USD millions
$42
$58
$53
$23
$111
Near $90*
2008
2009
2010
2011
2012
2013F

** Excludes acquisition-related cost impacts*

Aegion's Return on Invested Capital



6.4%
6.7%
9.0%
5.7%
7.4%
7% to 8%
2008
2009
2010
2011
2012
2013F

$$ROIC = \frac{NOPAT + \text{Equity Earnings} - \text{Non-Controlling Interest}}{[(\text{Total Assets} - \text{Non-Interest Bearing Liabilities}) - (\text{Cash and Cash Equivalents})]}$$

2013 Cash from Operations and Uses of Cash

- Expect significant fourth quarter improvement in revenues and earnings, including contributions from Brinderson, to account for the majority of cash flow from operations in 2013.
- Target is to improve DSOs from 2012:
  - Reduced DSOs by about 7 percent in the third quarter of 2013 from improved collections in Water & Wastewater platform and completion of large Energy & Mining projects. Anticipate additional collections in the fourth quarter from increased sales activity; however, late year revenue recognition may impact timing in 2013 for cash collections.
- Uses of cash consistent with Aegion's strategy:
  - CAPEX to be near $30 million—a reduction from 2012 because of the completion of the new Bayou insulation facility and second coating line in Canada. Includes modest CAPEX requirements for Brinderson.
  - Repurchased $19.0 million worth of Aegion common stock in the first nine months of 2013.

Return on Invested Capital

Targeted 7% to 8% range reflects:

- Expected earnings growth in 2013, including half-year accretion from Brinderson.
- Invested capital includes amortization of intangibles, primarily goodwill, for the Brinderson acquisition.
- Improvements in working capital management to lower DSOs.

AEGION

Aegion Protects and Rehabilitates Infrastructure

PIPELINE PROTECTION

> 75%

Municipal Water/Wastewater, Industrial, Oil, Gas, Mining


ROBOTIC COATING
EXTERNAL COATING
INSULATION COATING
CURED IN PLACE PIPE
LINERS
INTERNAL COATING
CONCRETE COATING
CATHODIC PROTECTION
FIBER POLYMER

INDUSTRIAL FACILITIES

>20%

Refineries, Upstream Facilities, Water Treatment Plants, Nuclear Facilities



COMMERCIAL STRUCTURES

< 5%

Commercial Buildings, Industrial and Waterfront Structures, Bridges, Roads, Tunnels


FIBER POLYMER
FIBER POLYMER

Aegion is a $1.3 billion revenue sustainable growth and return oriented company dedicated to being the global leader in infrastructure protection and rehabilitation

AEGION

Where We Are Going

Aegion's path to sustainable growth defined by diverse technologies and services

- Energy & Mining and Commercial & Structural platforms key to sustainable growth outlook
- Integration efforts create synergies and further increase focus across all end markets
- Improving ROIC annually towards target of 15% through expanding margins and earnings growth

Energy & Mining

Comprehensive Pipeline Protection
+
Upstream and Downstream Rehabilitation

- **Corrpro**: Expand pipeline integrity share in North America and build presence in the Middle East.
- **United Pipeline Systems**: Strong base in North America and Chile. Further expand into the Middle East, South America, Mexico and Australia.
- **Bayou Coating**: Full-service pipe coating capabilities and logistics serving the Gulf of Mexico, Canadian Oil Sands and North America shale formations.
- **CRTS**: Introduce offshore robotics technology in targeted sustainable spend oil and gas markets.
- **Brinderson**: Transformation of the United States energy market expected to increase upstream capital investment and downstream maintenance opportunities.

Commercial & Structural

Drive Conversion to Fibrwrap®

- **Fyfe North America:** Investing to accelerate growth prospects in key vertical markets for pipelines, buildings, transportation and concrete repair. Further investments being made to enhance project management capabilities.
- **Fyfe Asia and Fyfe Latin America:** International expansion opportunities in high potential cities such as Hong Kong and Singapore. Japan Housing Program for residential seismic strengthening is another significant opportunity.
- **Leverage Technology Attributes:** Invest to establish a force protection market centered on seismic and blast protection capabilities.

Water & Wastewater

Stability and Consistency

- **North America:** Stable US market, with some regional growth, allows for margin improvement through superior execution. Insituform's scale and leadership position enable it to participate in areas of increased municipal spent.
- **Europe:** Complete route to market optimization plan between contracting, product licensing/distribution partnerships and direct third-party product sales.
- **Asia-Pacific:**
  → Australia is an attractive contracting market.
  → Malaysia is a solid new market.
  → Evaluate emerging bid table in India more focused on CIPP installation.

AEGION®

Appendix

AEGION

2013 Full Year Financial Outlook by Platform

Energy & Mining

Revenues	$580 to $585 million
Operating Margins	9% to 10%
Corrpro Revenues	Greater than 5% growth
Corrpro Operating Margins	12% to 13% (before corp allocation)
Brinderson Accretion	$0.08 to $0.10 per diluted share

Contract Backlog

9/30/13	12/31/12	9/30/12
$381.7M	$240.8M	$246.9M

9/30/13 includes $209.2 million backlog for Brinderson

Water & Wastewater

North American Revenues	$345 to $350 million
North American Gross Margins	20% to 21%
North American Operating Margins	8% to 9%
Europe Operating Income	$3 million to $4 million
Asia-Pacific Operating Loss	Approximately $1 million

Contract Backlog

	9/30/13	12/31/12	9/30/12
NAR	$241.7M	$185.0M	$167.3M
Int'l	$43.0M	$56.6M	$55.6M

Commercial & Structural

Revenues	$75 to $80 million
Gross Margins	35% to 40%
Operating Margins	Low Single Digits (includes investments increasing OPEX)

Contract Backlog

9/30/13	12/31/12	9/30/12
$48.2M	$50.8M	$46.7M

AEGION

Selected Business Results not in The Segment Reports

THIRD QUARTER 2013
(in millions USD, except margins)

	Revenues	Gross Profit	Gross Margins	Operating Income/(Loss)	Backlog 9/30/13
United Pipeline Systems	$ 32.7	$ 6.8	20.9%	N/A	$ 59.4
Corrpro	63.1	16.5	26.2%	N/A	76.8
Bayou Coatings	17.5	2.3	13.4%	N/A	15.0
CRTS	7.5	2.9	39.4%	N/A	21.3
Brinderson	47.9	8.5	17.7%	N/A	209.2
European Water & Wastewater	16.4	3.6	21.8%	339	19.4
Asia-Pacific Water & Wastewater	9.9	1.5	15.2%	(596)	23.6

AEGION

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	Third Quarter (from Continuing Operations)						
	2013				2012		
	Consolidated Results	Acquisition-Related Expenses	Credit Facility Fees	Total	Consolidated Results	Acquisition-Related Expenses	Total
Operating Expenses	$ 50,223	$ (2,267)	$ --	$ 47,956	$ 42,958	$ (607)	$ 42,351
Operating Income	**22,032**	**2,267**		**24,299**	**26,865**	**607**	**27,472**
Interest Expense, Net	(5,414)	--	1,964	(3,450)	(2,395)	--	(2,395)
Income before Taxes	16,096	2,267	1,964	20,327	24,233	607	24,840
Taxes on Income	3,164	902	782	4,848	5,064	233	5,297
Net Income (attributable to Aegion Corporation)	**14,496**	**1,365**	**1,182**	**17,043**	**19,979**	**374**	**20,353**
Diluted EPS	**$ 0.37**	**$ 0.03**	**$ 0.03**	**$ 0.44**	**$ 0.50**	**$ 0.01**	**$ 0.51**

AEGION

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	First Nine Months (from Continuing Operations)							
	2013					2012		
	Consolidated Results	Acquisition-Related Expenses	Credit Facility Fees	Joint Venture/ Divestiture Activities	Total	Consolidated Results	Acquisition-Related Expenses	Total
Operating Expenses	$ 134,287	$ (4,175)	$ --	$ --	$ 130,112	$ 127,908	$ (2,594)	$ 125,314
Operating Income	**44,673**	**4,175**			**48,848**	**56,706**	**2,594**	**59,300**
Interest Expense, Net	(9,875)	--	1,964	--	(7,911)	(7,361)	--	(7,361)
Other	6,561			(8,688)	(2,127)	(1,169)		(1,169)
Income before taxes	41,359	4,175	1,964	(8,688)	38,810	48,176	2,594	50,770
Taxes on Income (tax benefit)	7,985	1,662	782	(2,635)	7,794	11,862	247	12,109
Net Income (attributable to Aegion Corporation)	**36,318**	**2,513**	**1,182**	**(6,053)**	**33,960**	**38,646**	**2,347**	**40,993**
Diluted EPS	**$ 0.93**	**$ 0.06**	**$ 0.03**	**$ (0.15)**	**$ 0.87**	**$ 0.97**	**$ 0.06**	**$ 1.04**

AEGION